UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events

As previously disclosed, on January 7, 2019, Jaguar Health, Inc. (“Jaguar” or the “Company”) entered into a common stock purchase agreement (the “CSPA”) with Oasis Capital, LLC, a Puerto Rico limited liability company (“Oasis Capital”), relating to an offering (the “Original Equity Line Offering”) of an aggregate of up to 5,633,333 shares (the “Original Shares”) of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), of which 5,333,333 of such Original Shares are being offered in an indirect primary offering consisting of an equity line of credit. The Original Equity Line Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-220236) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by a separate prospectus supplement dated January 7, 2019.  The Company initially issued 300,000 shares of Common Stock (the “Commitment Shares”) to Oasis Capital as an inducement to enter into the CSPA. Additionally, under the terms of the CSPA, the Company has the right to “put,” or sell, up to 5,333,333 shares of Common Stock (the “Purchase Shares”) to Oasis Capital for an Investment Amount (as defined below and subject to adjustment) at a fixed price of $0.75 per share or such other price agreed upon between the Company and Oasis Capital (the “Purchase Price”). The Company had the option to increase the equity line of credit by an additional 8,000,000 shares of Common Stock by notifying Oasis Capital at any time after the effective date of the CSPA (the “Upsize Option”).

On March 18, 2019, the Company delivered a notice to Oasis Capital of its decision to exercise the Upsize Option. The offering of the additional 8,000,000 shares of Common Stock is being made pursuant to the Registration Statement and the related base prospectus included in the Registration Statement, as supplemented by a separate prospectus supplement filed on March 19, 2019 (the “Upsized Equity Line Offering”).

The legal opinion and consent of Reed Smith LLP addressing the validity of the securities issued in connection with the Upsized Equity Line Offering are filed as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report on Form 8-K and are incorporated into the Registration Statement.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
5.1	Opinion of Reed Smith LLP
23.1	Consent of Reed Smith LLP (included in Exhibit 5.1 hereto)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: March 19, 2019	By:	/s/ Karen S. Wright
Name: Karen S. Wright
Title: Chief Financial Officer

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